UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2010

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Oceanic Industry Park
Sha Gang Highway, Gang Kou Town, Zhongshan City
Guangdong Province, P.R. China
(Address of principal executive offices)

347-624-5699 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets.

Completion of Acquisition of  100% of Jinxinglong Electrical Appliances Co., Ltd.

Effective on October 1st, 2010, Home System Group (“HSG”), a Nevada corporation, completed its acquisition of 100% of the outstanding stock of Jinxinglong Electrical Appliances Co., Ltd. (“Jinxinglong”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”) pursuant to the Equity Ownership Transfer Agreement, dated as of July 15, 2010 (the “Jinxinglong Exchange Agreement”), among Asia Forever Investment Limited (“Asia Forever”), a wholly-owned subsidiary of HSG  and Zhongshan City Weihe Appliances Co., Ltd. ("Weihe"), a limited liability company organized under the laws of the PRC and a wholly-owned subsidiary of Asia Forever  on the one hand, and Jinxinglong and all of the shareholders of Jinxinglong on the other hand (the "Shareholders").

Pursuant to the terms of the Jinxinglong Exchange Agreement, HSG has paid $3,000,000 (paid in Renminbi) for the first and second installments of the total purchase price of $15,000,000 to the Shareholders and effective October 1, 2010, the Shareholders have transferred 70% of their shares in Jinxinglong to Weihe and 30% of their shares of Jinxinglong to Asia Forever.  The transfer of the shares from the Shareholders to Weihe and Asia Forever has been registered with the appropriate PRC governmental agency, which has approved the share transfer.  The remaining $12,000,000 of purchase price will be paid in installments over the next 15 months in accordance with the terms of the Exchange Agreement, a copy of which was included as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 20, 2010 (File Number 10960377).

Completion of Acquisition of  90% of Zhongshan Sanfan Electrical Appliances Co., Ltd.

Effective on October 1st, 2010, HSG completed its acquisition of Zhongshan Sanfan Electrical Appliances Co., Ltd. (“Sanfan”), a limited liability company organized under the laws of the PRC,  pursuant to the Equity Transfer Agreement dated as of May 31, 2010 (the “Sanfan Exchange Agreement”), among Weihe, Sanfan, and all of the shareholders of Sanfan (the "Sanfan Shareholders").

Pursuant to the terms of the Sanfan Exchange Agreement, HSG has paid $2,400,000 for the first and second installments of the total purchase price of $12,000,000 to the Sanfan Shareholders and effective October 1, 2010. The Sanfan Shareholders transferred 90% of their shares in Sanfan to Weihe.  This transfer of the shares to Weihe has been registered with the appropriate PRC governmental agency.  The remaining purchase price of $9,600,000 will be paid in installments over the next 15 months in accordance with the terms of the Sanfan Exchange Agreement, a copy of which was included as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on June 4, 2010 (File Number 10878661).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize

HOME SYSTEM GROUP

Date: October 1, 2010	By:	/s/ Yu Lei
Yu Lei
Chief Executive Officer